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                         SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC 20549

                                      FORM 8-K

                                   CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                         October 25, 1999 (October 8, 1999)


                             OMNI NUTRACEUTICALS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           UTAH                      0-18160                    87-046822
(STATE OF OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)



                               5310 BEETHOVEN STREET
                               LOS ANGELES, CA  90066
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 253-5305


                                      N/A
           (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                             OMNI NUTRACEUTICALS, INC.

                                 TABLE OF CONTENTS
                                        FOR
                             CURRENT REPORT ON FORM 8-K


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                                                             Page No.
Item 5.        Other Events.................................     3

Item 7.        Exhibits.....................................     4

Signature      .............................................     4

Exhibits       .............................................     5

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ITEM 5.  OTHER EVENTS


     Omni Nutraceuticals Inc. ("Omni") has resolved a dispute between itself and co-founder Klee Irwin, who is currently the CEO of HealthZone.com ("HealthZone"), Omni's e-commerce subsidiary, and was previously the CEO of Omni.

     Among the principal terms of the settlement, the parties agreed to; a mutually agreeable severance package for Mr. Irwin; Mr. Irwin agreed to assume the defense of a claim previously asserted by the former shareholders of Health & Vitamin Express, Inc. acquired by Omni in February 1999; Mr. Irwin agreed to reimburse Omni for any excess tax payments that may have been made on his behalf and to fund substantially all of the net operating losses of HealthZone pending its spin-off or sale; Omni and Mr. Irwin agreed to certain put and call options with respect to HealthZone in the event it fails to be spun-off by June 2000; Mr. Irwin guaranteed a minimum value to Omni stockholders for their interest in HealthZone on the earlier of one year after the spin-off or October 8, 2001 (assuming no prior exercise of such options to acquire HealthZone); and Omni and Mr. Irwin indemnified each other against certain potential claims. In connection with the settlement, Mr. Irwin and Omni's chairman R. Lindsey Duncan, who together own approximately 74% of the outstanding shares of voting capital stock of Omni, each entered into a five-year voting agreement pursuant to which Mr. Irwin has agreed to certain stand-still provisions and he and Mr. Duncan have agreed to vote their respective shares of Omni common stock for their respective nominees for Class I and II directors and the candidate for Class III director nominated by the two Class II directors.

     A complete description of all of the terms and conditions of the settlement, and corresponding voting, escrow and tax indemnification agreements are attached in Exhibits hereto.


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ITEM 7.   EXHIBITS

The following materials are filed as exhibits to this Current Report on Form
8-K:

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

Exhibit Number           Description of Exhibit
--------------           ----------------------

10.13 Settlement Agreement dated October 8, 1999 between Omni Nutraceuticals Inc. and Klee Irwin.

10.14 Tax Indemnification and Allocation Agreement dated October 8, 1999 between Omni Nutraceuticals Inc. and Klee Irwin.

10.15 Voting Agreement dated as of October 8, 1999 by and among Klee Irwin and Margareth Irwin, and R. Lindsey Duncan.

10.16 Escrow Agreement dated October 8, 1999 by and among Mr. Klee Irwin, Wells Fargo Bank as the Escrow Agreement and Omni Nutraceuticals Inc.

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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OMNI NUTRACEUTICALS, INC.

Date: October 25, 1999             By: /s/ Corey E. Fischer
                                       ---------------------
                                           Corey E. Fischer
                                           Chief Financial Officer


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